OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	August 31, 2020
UNITED STATES	Estimated average burden hours per response. . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/18 - 6/30/18

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget (“OMB”) control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information
contained in this form are not required to respond unless the
SEC 2569 (5-08)	form displays a currently valid OMB control number.

Item 1.           Report to Stockholders

  August 9, 2018

Dear Shareholder,

The semi-annual report for The New America High Income Fund (the "Fund") for the period ended June 30, 2018 contains important information about the Fund's portfolio investments, the Fund's performance and the investment adviser's market outlook. The Fund's net asset value (the "NAV") was $9.66 as of June 30th. The market price for the Fund's shares ended the period at $8.62, representing a market price discount of 10.8%. The Fund paid dividends totaling $0.283 per share from earnings during the six month period. The annualized dividend yield on a share of common stock purchased at the year-end 2017 price of $9.40 was 7%

As of June 30th, the Fund's outstanding borrowings through its credit facility (the "Facility") with the Bank of Nova Scotia was $91 million, unchanged from borrowings at year-end. The borrowings represented approximately 29% of the Fund's total assets. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The rate the Fund paid on the Facility increased throughout the six month period as LIBOR rose following two increases in the Federal Funds rate. The interest rate on the Facility as of June 30th was 2.93%. While the market value-weighted average current yield of 6.98% on the Fund's portfolio is attractive compared with the interest rate of 2.93% paid on the Facility, the yield spread is much less attractive than it was in recent prior periods. One year ago the Fund was paying 2.13% on its borrowings and earning a market value-weighted average current yield on the portfolio of 6.79% for a yield spread of 4.66 percentage points. As of June 30th, the yield spread between the cost of borrowing and the market value-weighted average current yield was 4.05 percentage points. The Fund's leverage contributed approximately 17% of the net income earned in the period, compared to 20% of the net income in 2017 and 23% of the net income earned in 2016.

The Federal Reserve (the "Fed") has indicated that, if economic trends continue, investors should expect further increases in the Fed Funds rate later in 2018. While increases in interest rates are one risk that bond investors face, it's important to remember that bonds react differently to changing rates. Duration is a measure of the sensitivity of a bond's price to a change in rates. Duration takes into account a bond's maturity and coupon. A relatively short maturity shortens duration as does a relatively high coupon. A short bond duration indicates less sensitivity to changes in interest rates. High yield bonds have relatively shorter durations compared to investment grade bonds, resulting in less price volatility in changing rate environments, although high yield bonds are more sensitive to credit risk, resulting in greater price volatility than investment grade bonds in changing economic conditions.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, the extent to which the portfolio is fully invested and operating expenses, among other factors. Leverage magnifies the effect of price movements on the Fund's net asset value per share. The Fund's leverage increases the Fund's total return in periods of positive high yield market performance. Of course the opposite is true in an unfavorable high yield market.

	Total Returns for the Periods Ending June 30, 2018
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	-2.09%	26.37%
New America High Income Fund (NAV and Dividends)*	1.29%	21.88%
Credit Suisse High Yield Index	2.75%	17.33%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the widening of the stock price discount to the NAV over the last year.

Commentary by T. Rowe Price Associates, Inc.
Market Review

High yield bonds returned 0.20% in the first half of 2018 according to the Credit Suisse High Yield Index (the "Index"). The expectation of synchronized global growth came under pressure as the U.S economy accelerated relative to other areas in the first half of the year. The U.S. high yield market was relatively resilient compared with eurozone and emerging regions as those markets further succumbed to negative geopolitical developments. In the U.S., solid economic data seemed to bolster the Fed's confidence in its path toward normalizing monetary policy. The unemployment rate fell to an 18-year low of 3.8% and various inflation measures were at or slightly above the Fed's 2% target. Although first-quarter gross domestic product was revised down to a 2.0% annualized rate, preliminary data have pointed to a strong pickup in the second quarter. The Fed raised the target range for the Federal Funds rate to 1.75%—2.0% at its June meeting, the second increase this year. Trade tensions periodically weighed on market sentiment, as the U.S. imposed tariffs on various imports from China and other major trading partners, including Canada, Mexico, and the European Union. Many of these nations retaliated or threatened to do so, sparking fears that continued trade disputes could hamper global commerce and, thus, the worldwide economic expansion. Oil prices rallied to multiyear highs by the end of June due to OPEC's announcement of a much lower-than-anticipated production increase, reports of falling inventories, and the potential for supply disruptions.

In this environment, CCC rated bonds posted positive returns, outperforming higher quality issues within the high yield sector. The outperformance of lower quality bonds was largely a function of interest rates moving higher, as CCC securities typically have a shorter duration than higher quality bonds. A lower default environment was also supportive. Performance by industry was mixed. The food, retail and energy sectors outperformed the broad market. Conversely, transportation and forest products/containers industries declined over the period. The yield spread of the Index compared to U.S. Treasury notes widened a modest 5 basis points during the six months, ending the period at 399 basis points with a yield to worst of 6.64%. This compares with the ten year averages of approximately 635 basis points and 7.90%, respectively.

Technical conditions were mixed. According to J.P. Morgan, high yield mutual funds saw outflows through the end of June. However, new issue activity also declined compared to the same period in 2017, with gross issuance of $126.3 billion. Even so, considering calls, tenders, and maturities, net supply registered as negative, helping to minimize declines in the asset class caused by outflows. Other than the expected bankruptcy filing of iHeartMedia in the first quarter, there were relatively few defaults in the period. The J.P. Morgan par-weighted default rate ended the period at 1.98% compared with the historical average of 3.75%.

Portfolio Review

Portfolio investments in regions outside of North America detracted from returns. Financials have been a top performer in recent years. However, several of the Fund's positions traded lower over the second quarter, particularly Italian banks, including Unicredit and Intesa Sanpaolo. While these banks remain well capitalized, the issues traded lower due to investors' concerns following the Italian election. The Fund continues to hold these securities, which we believe have stable to improving credit characteristics with high coupons that offer short, stable income and are likely to be refinanced at their coupon reset dates.

The portfolio's investments in the media/telecommunications sector detracted significantly from total return during the period. The investment team continues to have a positive outlook on cable operators due to the subscription-based nature of the business, attractive margins, stable cash flow and moderate growth prospects. Within the context of the overall high yield market, relative value of the industry on a risk-adjusted basis remains attractive. We expect most cable operators to exhibit stable credit profiles over the intermediate-term. Charter Communications and Altice remain top positions in the Fund. Charter is a crossover credit and benefits from significant scale as the second largest U.S. cable operator.

Security selection within the CCC rating tier was also a notable detractor from performance. The Fund's CCC rated securities are in issuers that we believe may be upgraded to B or are mis-rated by the credit rating agencies. However, the issuers that drove the outsized gains in that CCC sector were the weaker issuers of the rating category. On the higher end of the rating spectrum, the Fund's allocation to floating rate bank loans benefitted the portfolio. Bank debt composes 7.5% of Fund's assets as of June 30, 2018. In the current rising rate environment, the floating rate feature of bank loans is attractive.

Outlook

Steady economic growth is supportive to below investment-grade issuers, as they are typically more sensitive to macroeconomic factors. However, global geopolitics, including potential tariff wars, populist sentiment within the European Union, and ongoing rhetoric out of Washington D.C. create a notable level of uncertainty. Fed policy is also a concern. Thus far, the high yield bond market has held up reasonably well. Corporate fundamentals are largely stable, and we believe default activity will remain below the historical average this year into next. In addition, we continue to like bank loans for their floating rate feature as Fed officials have signaled the likelihood of two more short-term rate increases in 2018.

Absolute yields have risen to more attractive levels but remain below the long-term average. Higher-quality issuers in the high yield market are paying 6% to 7% on their new issuance versus less than 5% six months ago. We have also been able to buy bonds trading below par, but we do not expect capital appreciation to be a significant factor in our returns over the intermediate term. We remain cognizant of volatility, largely external to the high yield market, that could still impact the below investment-grade asset class.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 2018 (Unaudited)	As a Percent of Total Investments*
Energy	13.37%
Financial	10.62%
Cable Operators	9.22%
Healthcare	8.67%
Metals & Mining	7.35%
Information Technology	4.68%
Services	4.55%
Wireless Communications	4.03%
Utilities	3.53%
Container	3.08%
Chemicals	2.96%
Gaming	2.95%
Satellites	2.61%
Food/Tobacco	2.60%
Broadcasting	2.57%
Building & Real Estate	2.11%
Automotive	1.99%
Consumer Products	1.81%
Manufacturing	1.65%
Other Telecommunications	1.64%
Entertainment & Leisure	1.59%
Aerospace & Defense	1.33%
Building Products	0.97%
Restaurants	0.88%
Publishing	0.66%
Forest Products	0.62%
Supermarkets	0.50%
Retail	0.19%
Real Estate Investment Trust Securities	0.14%
Airlines	0.03%
Short-Term Investments	1.10%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.43 times.

Moody's Investors Service Ratings (1) June 30, 2018 (Unaudited)	As a Percent of Total Investments
Short-Term Investments P-1	1.10%
Baa3	0.69%
Ba1	4.92%
Ba2	7.58%
Ba3	13.14%
Total Ba	25.64%
B1	13.27%
B2	12.36%
B3	21.50%
Total B	47.13%
Caa1	11.56%
Caa2	5.95%
Total Caa	17.51%
Ca	0.11%
Unrated	5.50%
Equity	2.32%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 127.10% (d)(f)
Aerospace & Defense — 1.89%
$885	Bombardier, Inc., Senior Notes, 8.75%, 12/01/21 (g)	Caa1	$975
425	Huntington Ingalls Industries, Senior Notes, 5%, 11/15/25 (g)	Baa3	440
1,800	Standard Aero Aviation Holdings Inc., Senior Notes, 10%, 07/15/23 (g)	Caa2	1,942
455	Transdigm Holdings UK, plc, Senior Suboradinated Notes, 6.875%, 05/15/26 (g)	B3	461
465	Triumph Group Inc., Senior Notes, 7.75%, 08/15/25	B3	460
			4,278
Airlines — .05%
106	American Airlines Group, Senior Notes, 5.625%, 07/15/22 (g)	(e)	108
Automotive — 2.42%
325	Allison Transmission, Inc., Senior Notes, 5%, 10/01/24 (g)	Ba3	320
1,680	American Axle and Manufacturing, Inc., Senior Notes, 6.25%, 04/01/25	B2	1,667
3,355	Tesla Inc., Senior Notes, 5.30%, 08/15/25 (g)	Caa1	2,986
500	Titan International, Inc., Senior Notes, 6.50%, 11/30/23 (g)	B3	498
			5,471
Broadcasting — 3.67%
390	AMC Networks, Inc., Senior Notes, 4.75%, 08/01/25	Ba3	374
970	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	989
665	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	Caa1	661
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$895	iHeart Communications, Inc., Senior Notes, 9%, 12/15/19 (a)(b)	(e)	$678
780	iHeart Communications, Inc., Senior Notes, 9%, 09/15/22 (a)(b)	(e)	593
475	Lin Television Corporation, Senior Notes, 5.875%, 11/15/22	B3	484
1,925	MDC Partners, Inc., Senior Notes, 6.50%, 05/01/24 (g)	B3	1,670
250	Outfront Media Capital LLC, Senior Notes, 5.625%, 02/15/24	B1	252
275	E.W. Scripps Company, Senior Notes, 5.125%, 05/15/25 (g)	B1	258
1,305	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	1,217
700	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	630
500	Univision Communications, Inc., Senior Notes, 5.125%, 05/15/23 (g)	B2	481
			8,287
Building & Real Estate — 3.02%
1,600	Five Point Operating Company, L.P., Senior Notes, 7.875%, 11/15/25 (g)	B3	1,628
125	Greystar Real Estate Partners, LLC, Senior Notes, 5.75%, 12/01/25 (g)	B2	122
2,360	Howard Hughes Corporation, Senior Notes, 5.375%, 03/15/25 (g)	Ba3	2,314
350	Shea Homes Limited Partnership, Senior Notes, 5.875%, 04/01/23 (g)	B1	350
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	B1	423

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$990	Weekley Homes LLC, Senior Notes, 6.625%, 08/15/25 (g)	B3	$940
350	William Lyon Homes, Inc., Senior Notes, 6%, 09/01/23 (g)	B2	343
675	William Lyon Homes, Inc., Senior Notes, 7%, 08/15/22	B2	687
			6,807
Building Products — .89%
680	ABC Supply Company, Inc., Senior Notes, 5.875%, 05/15/26 (g)	B3	669
475	LGI Homes, Inc., Senior Notes, 6.875%, 07/15/26 (g)	B1	474
275	Masonite International Corporation, Senior Notes, 5.625%, 03/15/23 (g)	Ba3	282
295	New Enterprise Stone and Lime Company, Inc., Senior Notes, 6.25%, 03/15/26 (g)	B2	298
290	Summit Materials LLC, Senior Notes, 5.125%, 06/01/25 (g)	B3	276
			1,999
Cable Operators — 13.04%
375	Altice Financing S.A., Senior Notes, 6.625%, 02/15/23 (g)	B1	368
1,600	Altice Financing S.A., Senior Notes, 7.50%, 05/15/26 (g)	B1	1,544
1,400	Altice France S.A., Senior Notes, 7.375%, 05/01/26 (g)	B1	1,367
2,890	Altice Luxembourg S.A., Senior Notes, 7.625%, 02/15/25 (g)	B3	2,659
945	Altice Luxembourg S.A., Senior Notes, 7.75%, 05/15/22 (g)	B3	914
475	C&W Senior Financing Designated Activity, Senior Notes, 6.875%, 09/15/27 (g)	B2	455
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$2,260	CCO Holdings, LLC, Senior Notes, 5.00%, 02/01/28 (g)	B1	$2,071
3,375	CCO Holdings, LLC, Senior Notes, 5.50%, 05/01/26 (g)	B1	3,265
1,215	Cequel Communications Holdings I, LLC, Senior Notes, 7.75%, 07/15/25 (g)	Caa1	1,270
1,300	CSC Holdings, LLC, Senior Notes, 6.625%, 10/15/25 (g)	Ba2	1,326
3,740	CSC Holdings, LLC, Senior Notes, 10.875%, 10/15/25 (g)	B2	4,320
1,190	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	B1	1,190
835	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	B1	730
700	Netflix, Inc., Senior Notes, 4.875%, 04/15/28 (g)	Ba3	666
360	Netflix, Inc., Senior Notes, 5.75%, 03/01/24	Ba3	369
940	Netflix, Inc., Senior Notes, 5.875%, 11/15/28 (g)	Ba3	948
455	Radiate Holdco, Senior Notes, 6.875%, 02/15/23 (g)	(e)	431
470	Unitymedia Hessen GmbH & Company, Senior Notes, 5%, 01/15/25 (g)	Ba3	475
1,305	Unitymedia Kabel BW GmbH, Senior Notes, 6.125%, 01/15/25 (g)	B3	1,318
500	UPCB Finance IV Ltd, Senior Notes, 5.375%, 01/15/25 (g)	Ba3	472
60	Videotron Ltd., Senior Notes, 5.125%, 04/15/27 (g)	Ba2	58
490	Virgin Media Secured Finance, Plc, Senior Notes, 5.25%, 01/15/26 (g)	Ba3	453
490	Virgin Media Secured Finance, Plc, Senior Notes, 5.50%, 08/15/26 (g)	Ba3	460
1,320	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	1,328
1,075	Ziggo Bond Finance B.V., Senior Notes, 6%, 01/15/27 (g)	B3	985
			29,442

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Chemicals — 3.77%
$535	Consolidated Energy Finance, Senior Notes, 6.50%, 05/15/26 (g)	(e)	$533
420	Consolidated Energy Finance, Senior Notes, 6.875%, 06/15/25 (g)	B2	428
2,160	CVR Partners, L.P., Senior Notes, 9.25%, 06/15/23 (g)	B2	2,225
450	Ineos Group Holdings S.A., Senior Notes, 5.625%, 08/01/24 (g)	B1	444
950	Kissner Holdings L.P., Senior Notes, 8.375%, 12/01/22 (g)	B3	970
160	Koppers, Inc., Senior Notes, 6%, 02/15/25 (g)	B1	160
200	Kraton Polymers LLC, Senior Notes, 5.25%, 05/15/26 (g) (EUR)	B3	235
475	Kraton Polymers LLC, Senior Notes, 7%, 04/15/25 (g)	B3	492
1,250	OCI N.V., Senior Notes, 6.625%, 04/15/23 (g)	B1	1,270
330	Platform Specialty Products Corporation, Senior Notes, 5.875%, 12/01/25 (g)	Caa1	322
475	Platform Specialty Products Corporation, Senior Notes, 6.50%, 02/01/22 (g)	Caa1	483
220	PQ Corporation, Senior Notes, 5.75%, 12/15/25 (g)	Caa1	217
40	Rayonier A.M. Products, Inc., Senior Notes, 5.50%, 06/01/24 (g)	B1	38
665	Univar, Inc., Senior Notes, 6.75%, 07/15/23 (g)	B3	685
			8,502
Consumer Products — 2.49%
1,475	Avon International, Operating Company, Senior Notes, 7.875%, 08/15/22 (g)	Ba1	1,458
685	Central Garden and Pet Company, Senior Notes, 5.125%, 02/01/28	B1	634
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$485	Coty, Inc.,Senior Notes, 6.50%, 04/15/26 (g)	(e)	$465
1,675	Lifetime Fitness, Inc., Senior Notes, 8.50%, 06/15/23 (g)	Caa1	1,744
540	Prestige Brands, Inc., Senior Notes, 6.375%, 03/01/24 (g)	Caa1	536
470	Tempur Sealy International, Inc., Senior Notes, 5.50%, 06/15/26	B1	454
330	Tempur Sealy International, Inc., Senior Notes, 5.625%, 10/15/23	B1	330
			5,621
Container — 4.12%
1,625	ARD Finance S.A., Senior Notes, 7.125%, 09/15/23	Caa2	1,621
1,580	Ardagh Packaging Finance plc, Senior Notes, 7.25%, 05/15/24 (g)	B3	1,639
1,650	BWAY Holding Company, Inc., Senior Notes, 7.25%, 04/15/25 (g)	Caa2	1,609
100	Crown Cork and Seal Company, Inc., Senior Notes, 7.375%, 12/15/26	B1	108
465	Horizon Parent Holdings, Senior Notes, 8.25%, 02/15/22 (g) (EUR)	(e)	564
970	Kleopatra Holdings 1 S.C.A., Senior Notes, 8.50%, 06/30/23 (EUR)	(e)	847
325	Pactiv Corporation, Senior Notes, 7.95%, 12/15/25	Caa1	355
2,500	Reynolds Group Issuer, Inc., Senior Notes, 7%, 07/15/24 (g)	Caa1	2,553
			9,296
Energy — 17.12%
275	Archrock Partners, Senior Notes, 6%, 04/01/21	B3	273
1,123	Archrock Partners, Senior Notes, 6%, 10/01/22	B3	1,109
605	Berry Petroleum Company, LLC, Senior Notes, 7%, 02/15/26 (g)	B3	617

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$415	Carrizo Oil & Gas, Inc., Senior Notes, 8.25%, 07/15/25	B3	$442
525	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.875%, 03/31/25	Ba3	546
800	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 7%, 06/30/24	Ba3	872
375	Chesapeake Energy Corp., Senior Notes, 6.125%, 02/15/21	Caa1	379
335	Chesapeake Energy Corp., Senior Notes, 8%, 06/15/27	Caa1	341
785	Covey Park Energy, LLC, Senior Notes, 7.50%, 05/15/25 (g)	B3	801
630	Crestwood Midstream Partners, L.P., Senior Notes, 6.25%, 04/01/23	B1	643
1,190	CrownRock, L.P., Senior Notes, 5.625%, 10/15/25 (g)	B3	1,142
284	CSI Compressco LP, Senior Notes, 7.25%, 08/15/22	Caa2	259
580	CSI Compressco LP, Senior Notes, 7.50%, 04/01/25 (g)	B1	582
795	DCP Midstream, LLC, Senior Notes, 6.75%, 09/15/37 (g)	Ba2	845
650	DCP Midstream, LLC, Senior Notes, 7.375%, (h)	B1	622
285	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba2	340
225	DCP Midstream LLC, Senior Notes, 9.75%, 03/15/19 (g)	Ba2	234
240	Endeavor Energy Resources, L.P., Senior Notes. 5.50%, 01/30/26 (g)	B3	233
240	Endeavor Energy Resources, L.P., Senior Notes. 5.75%, 01/30/28 (g)	B3	234
954	Ensco PLC, Senior Notes, 8%, 01/31/24	(e)	958
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,090	Exterran NRG Solutions, Senior Notes, 8.125%, 05/01/25	B1	$1,155
560	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B3	512
405	Hess Corporation, Senior Notes, 7.875%, 10/01/29	Ba1	487
720	Indigo Natural Resources, LLC, Senior Notes, 6.875%, 02/15/26 (g)	B3	697
365	Jagged Peak Energy LLC, Senior Notes, 5.875%, 05/01/26 (g)	B3	359
800	Kosmos Energy Ltd., Senior Notes, 7.875%, 08/01/21 (g)	(e)	813
1,310	Kosmos Energy Ltd., Senior Notes, 7.875%, 08/01/21 (g)	(e)	1,331
940	Matador Resources Company, Senior Notes, 6.875%, 04/15/23	B2	983
1,240	MEG Energy Corporation, Senior Notes, 6.50%, 01/15/25 (g)	B3	1,237
310	Newfield Exploration Company, Senior Notes, 5.375%, 01/01/26	Ba2	317
1,410	NGL Energy Partners L.P., Senior Notes, 7.50%, 11/01/23	B2	1,431
330	Noble Holdings International, Ltd., Senior Notes, 7.875%, 02/01/26 (g)	B2	340
595	Noble Holdings International, Ltd., Senior Notes, 8.95%, 04/01/45	Caa1	543
790	Nustar Logistics, L.P., Senior Notes, 5.625%, 04/28/27	Ba2	762
345	Pampa Energia, S.A., Senior Notes, 7.50%, 01/24/27 (g)	B2	308
1,040	Parsley Energy, LLC, , Senior Notes, 5.625%, 10/15/27 (g)	B2	1,032
570	PDC Energy, Senior Notes, 5.75%, 05/15/26 (g)	B1	570
780	Petrobras Global Finance, Senior Notes, 7.25%, 03/17/44	Ba2	725

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,350	Petrobras Global Finance, Senior Notes, 7.375%, 01/17/27	Ba2	$1,350
945	Petrobras Global Finance, Senior Notes, 8.75%, 05/23/26	Ba2	1,023
360	Rowan Companies, Inc., Senior Notes, 7.375%, 06/15/25	B2	349
560	Sable Permian Resources, LLC, Senior Notes, 7.125%, 11/01/20 (g)	Ca	344
815	Seven Generations Energy Ltd., Senior Notes, 5.375%, 09/30/25 (g)	Ba3	781
680	Southwestern Energy Company, Senior Notes, 6.70%, 01/23/25	B1	665
240	Summit Midstream Holdings, LLC, Senior Notes, 5.50%, 08/15/22	B1	236
230	Summit Midstream Holdings, LLC, Senior Notes, 5.75%, 04/15/25	B1	218
320	Summit Midstream Partners, LP, Senior Notes, 9.50%, (h)	B3	320
615	Sunoco, LP, Senior Notes 4.875%, 01/15/23 (g)	B1	589
245	Sunoco, LP, Senior Notes 5.50%, 02/15/26 (g)	B1	232
795	Tallgrass Energy Partners, L.P., Senior Notes, 5.50%, 09/15/24 (g)	Ba3	809
290	Tapstone Energy, LLC, Senior Notes, 9.75%, 06/01/22 (g)	Caa1	253
575	Targa Resources Partners L.P., Senior Notes, 5.125%, 02/01/25	Ba3	568
390	TransMontaigne Partners, L.P., Senior Notes 6.125%, 02/15/26	B2	392
500	Transocean, Inc., Senior Notes, 5.875%, 01/15/24 (g)	B1	498
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$335	Transocean, Inc., Senior Notes, 9%, 07/15/23 (g)	B1	$360
455	Transocean, Inc., Senior Notes, 7.50%, 01/15/26 (g)	B1	462
450	USA Compression Partners, L.P., Senior Notes, 6.875%, 04/01/26 (g)	B3	465
1,320	Weatherford International Ltd., Senior Notes, 7.75%, 06/15/21	Caa1	1,353
155	Weatherford International Ltd., Senior Notes, 9.875%, 02/15/24	Caa1	156
1084	WPX Energy, Inc., 8.25%, 08/01/23	B1	1,225
115	YPF Sociedad Anonima, Senior Notes, 8.50%, 07/28/25	B2	109
605	YPF Sociedad Anonima, Senior Notes, 8.50%, 03/23/21 (g)	B2	616
205	YPF Sociedad Anonima, Senior Notes, 8.50%, 07/28/25 (g)	B2	194
			38,641
Entertainment & Leisure — 1.93%
1,570	AMC Entertainment Holdings, Senior Subordinated Notes, 5.75%, 06/15/25	B3	1,535
650	Cedar Fair, L. P., Senior Notes, 5.375%, 04/15/27	B1	640
225	EMI Music Publishing Group, Senior Notes, 7.625%, 06/15/24 (g)	B3	243
710	Merlin Entertainment plc, Senior Notes, 5.75%, 06/15/26 (g)	Ba2	720
545	Silversea Cruise Finance Ltd., Senior Notes, 7.25%, 02/01/25 (g)	B2	589
665	VOC Escrow Ltd., Senior Notes, 5%, 02/15/28 (g)	Ba2	628
			4,355

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Financial — 14.78%
$910	Acrisure, LLC, Senior Notes, 7%, 11/15/25 (g)	Caa2	$828
450	Aircastle Limited, Senior Notes, 5.50%, 02/15/22	Ba1	462
780	Alliant Holdings Intermediate, LLC, 8.25%, 08/01/23 (g)	Caa2	801
125	Ally Financial, Inc., Senior Notes, 5.125%, 09/30/24	Ba3	127
1,550	Ally Financial, Inc., Senior Notes, 5.75%, 11/20/25	(e)	1,581
619	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	Ba3	662
800	AmWins Group, Inc., Senior Notes, 7.75%, 07/01/26 (g)	Caa1	810
695	Assured Partners, Inc., Senior Notes, 7%, 08/15/25 (g)	Caa2	669
815	Avolon Holdings Funding Ltd., Senior Notes, 5.50%, 01/15/23 (g)	Ba3	809
1,485	Banco Do Brasil S.A. (Cayman), 9% (h)	B2	1,422
500	Banco Santander S.A., Senior Notes, 6.75%, (h) (EUR)	Ba1	627
700	Barclays PLC, 7.875%, (h) (GBP)	Ba3	979
300	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (g) (GBP)	B1	403
55	CIT Group, Inc., Senior Notes, 4.125%, 03/09/21	Ba2	55
325	CIT Group, Inc., Senior Notes, 5.25%, 03/07/25	Ba2	329
295	CIT Group, Inc., Subordinate Notes, 6.125%, 03/09/28	Ba2	304
270	CNO Financial Group Inc., Senior Notes, 5.25%, 05/30/25	Ba1	268
655	Credit Suisse Group AG, 7.125%, (h)	Ba2	666
760	Credit Suisse Group AG, 7.50%, (g)(h)	(e)	784
340	DAE Funding, LLC, Senior Notes, 4%, 08/01/20 (g)	Ba3	335
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$385	DAE Funding, LLC, Senior Notes, 4.50%, 08/01/22 (g)	Ba3	$371
405	DAE Funding, LLC, Senior Notes, 5%, 08/01/24 (g)	Ba3	388
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,276
775	DNB Bank ASA, Senior Notes, 6.50%, (h)	Baa3	793
645	Freedom Mortgage Corporation, Senior Notes, 8.125%, 11/15/24 (g)	B2	630
470	Freedom Mortgage Corporation, Senior Notes, 8.25%, 04/15/25 (g)	B2	461
1,130	Hub Holdings LLC, Senior Notes, 7%, 05/01/26 (g)	Caa2	1,116
450	Icahn Enterprises, Senior Notes, 6%, 08/01/20	Ba3	456
800	ING Groep N.V., Senior Notes, 6.875%, (h)	Ba1	815
1,000	Intesa San Paolo S.p.A., 7%, (h) (EUR)	Ba3	1,191
555	Intesa San Paolo S.p.A., 7.70%, (g)(h)	Ba3	518
980	Itau Unibankco Holding S.A., Senior Notes, 6.125%, (g)(h)	B2	916
325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	331
1,270	LPL Holdings, Inc., Senior Notes, 5.75%, 09/15/25 (g)	B2	1,233
110	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	109
210	Navient Corporation, Senior Notes, 6.125%, 03/25/24	Ba3	208
1,135	Navient Corporation, Senior Notes, 6.50%, 06/15/22	Ba3	1,158
425	Navient Corporation, Senior Notes, 7.25%, 09/25/23	Ba3	445
450	Navient Corporation, Senior Notes, 8%, 03/25/20	Ba3	475
360	NFP Corp., Senior Notes, 6.875%, 07/15/25 (g)	Caa2	352

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$335	Park Aerospace Holdings, Ltd., Senior Notes, 4.50%, 03/15/23 (g)	Ba3	$319
325	Park Aerospace Holdings, Ltd., Senior Notes, 5.25%, 08/15/22 (g)	Ba3	324
395	Royal Bank of Scotland Group plc, Senior Notes, 8.625%, (h)	Ba3	420
360	Springleaf Finance Corporation, Senior Notes, 5.625%, 03/15/23	(e)	358
810	Springleaf Finance Corporation, Senior Notes, 6.875%, 03/15/25	B2	806
310	Springleaf Finance Corporation, Senior Notes, 7.125%, 03/15/26	B2	309
1,775	Standard Chartered PLC, 7.50%, (g)(h)	Ba1	1,821
275	Starwood Property Trust, Senior Notes, 5%, 12/15/21	Ba3	277
970	UBS Group AG, Senior Notes, 7.125%, (h)	Ba1	996
305	UniCredit S.p.A., 8%, (h)	(e)	286
505	UniCredit S.p.A., 9.25%, (h) (EUR)	(e)	658
635	Wand Merger Corporation, Senior Notes, 8.125%, 07/15/23 (g)	(e)	643
			33,380
Food/Tobacco — 3.72%
1,290	B&G Foods, Inc., Senior Notes, 5.25%, 04/01/25	B2	1,216
1,615	Chobani LLC., Senior Notes, 7.50%, 04/15/25 (g)	Caa2	1,542
770	Cosan Luxembourg S.A., Senior Notes, 7%, 01/20/27 (g)	Ba3	748
250	Darling Global Finance, Senior Notes, 3.625%, 05/15/26 (g) (EUR)	(e)	292
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$820	FAGE International S.A., Senior Notes, 5.625%, 08/15/26 (g)	B1	$752
1,330	Minerva Luxembourg S.A., Senior Notes, 6.50%, 09/20/26 (g)	(e)	1,216
485	Post Holdings, Inc., Senior Notes, 5.625%, 01/15/28 (g)	B3	455
330	Post Holdings, Inc., Senior Notes, 5.75%, 03/01/27 (g)	B3	320
335	Post Holdings, Inc., Senior Notes, 8%, 07/15/25 (g)	B3	371
1,250	Sigma Holdco., B.V., Senior Notes, 7.875%, 05/15/26 (g)	B3	1,186
275	Sunshine Mid B.V., Senior Notes, 6.50%, 05/15/26 (g) (EUR)	Caa1	305
			8,403
Forest Products — .88%
1,150	Cascades, Inc., Senior Notes, 5.75%, 07/15/23 (g)	Ba3	1,137
455	Mercer International, Inc., Senior Notes, 5.50%, 01/15/26 (g)	B1	440
400	Norbord, Inc., Senior Notes, 6.25%, 04/15/23 (g)	Ba1	416
			1,993
Gaming — 3.41%
580	Boyd Gaming Corporation, Senior Notes, 6%, 0815/26 (g)	B3	573
1,095	Caesar's Resorts, Senior Notes, 5.25%, 10/15/25 (g)	B3	1,036
830	Codere Finance 2 Luxembourge S.A., Senior Notes, 7.625%, 11/01/21 (g)	B2	764
875	Eldorado Resorts, Inc., Senior Notes, 7%, 08/01/23	B3	920
1,185	International Game Technology Plc, Senior Notes, 6.50%, 02/15/25 (g)	Ba2	1,223
275	LHMC Finco, S.A.R.L., Senior Notes, 6.25%, 12/20/23 (g) (EUR)	B2	317

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$600	MGM Resorts International, Senior Notes, 6%, 03/15/23	Ba3	$615
1,205	Scientific Games International Inc., Senior Notes, 10%, 12/01/22	Caa1	1,285
605	Stars Group Holdings B.V., Senior Notes, 7%, 07/15/26 (g)	(e)	611
322	VICI Properties, Senior Notes, 8%, 10/15/23	B1	357
			7,701
Healthcare — 11.19%
1,335	Avantor Inc., Senior Notes, 9%, 10/01/25 (g)	Caa2	1,345
1,175	Centene Escrow Corporation, Senior Notes, 6.125%, 02/15/24	Ba1	1,238
655	Change Healthcare Holdings LLC, Senior Notes, 5.75%, 03/01/25 (g)	B3	616
780	CHS/Community Health Systems, Inc., Senior Notes, 6.25%, 03/31/23	Ba3	715
1,145	CHS/Community Health Systems, Inc., Senior Notes, 8.625%, 01/15/24 (g)	(e)	1,148
850	DaVita Healthcare Partners, Inc., Senior Notes, 5%, 05/01/25	Ba3	799
1,850	DaVita Healthcare Partners, Inc., Senior Notes, 5.125%, 07/15/24	Ba3	1,804
230	Eagle Holding Company II, LLC, Senior Notes, 7.625%, 05/15/22 (g)	Caa1	233
575	Endo Finance LLC, Senior Notes, 6%, 02/01/25 (g)	B3	448
515	Endo Finance LLC, Senior Notes, 7.25%, 01/15/22 (g)	B3	474
275	Hill-Rom Holdings, Inc., Senior Notes, 5.75%, 09/01/23 (g)	B1	281
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$625	Kindred Healthcare, Inc., Senior Notes, 8%, 01/15/20	B3	$670
930	Kinetic Concepts, Senior Notes, 12.50%, 11/01/21 (g)	Caa1	1,028
650	MEDNAX, Inc., Senior Notes, 5.25%, 12/01/23 (g)	Ba2	637
450	Molina Healthcare, Inc., Senior Notes, 5.375%, 11/15/22	B3	453
225	MPH Acquisition Holdings, Senior Notes, 7.125%, 06/01/24 (g)	Caa1	231
450	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 03/01/24	Ba1	471
450	Ortho-Clinical Diagnostics SA, Senior Notes, 6.625%, 05/15/22 (g)	Caa2	443
750	Polaris Intermediate Corporation, Senior Notes, 8.50%, 12/01/22 (g)	Caa2	773
425	Surgery Center Holdings, Senior Notes, 8.875%, 04/15/21 (g)	Caa2	437
660	Team Health Holdings, Inc., Senior Notes, 6.375%, 02/01/25 (g)	Caa2	568
655	Tenet Healthcare Corporation, Senior Notes, 5.125%, 05/01/25 (g)	Ba3	624
1,332	Tenet Healthcare Corporation, Senior Notes, 6.75%, 06/15/23	Caa1	1,324
1,400	Tenet Healthcare Corporation, Senior Notes, 8.125%, 04/01/22	Caa1	1,463
2,330	Teva Pharma Finance Netherlands III BV, Senior Notes, 6%, 04/15/24	Ba2	2,327
295	Teva Pharma Finance Netherlands III BV, Senior Notes, 6.75%, 03/01/28	Ba2	301
490	Valeant Pharmaceuticals International, Senior Notes, 5.50%, 11/01/25 (g)	Ba3	483

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$2,095	Valeant Pharmaceuticals International, Senior Notes, 7%, 03/15/24 (g)	Ba3	$2,194
1,060	Valeant Pharmaceuticals International, Senior Notes, 9%, 12/15/25 (g)	Caa1	1,101
615	Valeant Pharmaceuticals International, Senior Notes, 9.25%, 04/01/26 (g)	Caa1	640
			25,269
Information Technology — 5.33%
1,100	Advanced Micro Devices, Inc., Senior Notes, 7%, 07/01/24	B3	1,158
375	CDK Global, Inc., Senior Notes, 5.875%, 06/15/26	Ba1	383
1,665	CommScope Technologies LLC, Senior Notes, 6%, 06/15/25 (g)	Ba3	1,694
325	Dell International LLC, Senior Notes, 5.875%, 06/15/21 (g)	Ba2	329
525	Dell International LLC, Senior Notes, 7.125%, 06/15/24 (g)	Ba2	555
785	EIG Investors Corporation, Senior Notes, 10.875%, 02/01/24	Caa1	862
485	Match Group, Inc., Senior Notes, 6.375%, 06/01/24	Ba3	508
450	Qorvo, Inc., Senior Notes, 7%, 12/01/25	Ba1	485
575	RP Crown Parent LLC, Senior Notes, 7.375%, 10/15/24 (g)	Caa1	590
2,150	Solera, LLC, Senior Notes, 10.50%, 03/01/24 (g)	Caa1	2,389
1,200	Veritas Bermuda Ltd., Senior Notes, 7.50%, 02/01/23 (g)	B2	1,125
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$2,395	Veritas Bermuda Ltd., Senior Notes, 10.50%, 02/01/24 (g)	Caa2	$1,964
			12,042
Manufacturing — 1.93%
1,930	Apex Tool Group, LLC, Senior Notes, 9%, 02/15/23 (g)	Caa1	1,867
460	Energizer Gamma Acquisition, B.V., Senior Notes, 4.625%, 07/15/26 (g) (EUR)	B2	542
180	Park-Ohio Industries, Inc., Senior Notes, 6.625%, 04/15/27	B3	184
1,055	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	1,097
510	Tennant Company, Senior Notes, 5.625%, 05/01/25	B2	507
150	Welbilt, Inc., Senior Notes, 9.50%, 02/15/24	Caa1	165
			4,362
Metals & Mining — 9.69%
670	AK Steel Corporation, Senior Notes, 6.375%, 10/15/25	B3	623
600	Alcoa Nederland Holding B.V., Senior Notes, 7%, 09/30/26 (g)	Ba1	637
305	Aleris International, Inc., Senior Notes, 10.75%, 0715/23 (g)	Caa2	307
435	Alliance Resource Operating Partners, L.P., Senior Notes 7.50%, 05/01/25 (g)	B1	461
40	ArcelorMittal, Senior Notes, 6.75%, 03/01/41	Baa3	45
825	ArcelorMittal, Senior Notes, 7%, 10/15/39	Baa3	948
1,170	Big River Steel, LLC, Senior Notes, 7.25%, 09/01/25 (g)	B3	1,205
1,000	Constellium N.V., Senior Notes, 5.75%, 05/15/24 (g)	B3	971
1,795	Constellium N.V., Senior Notes, 6.625%, 03/01/25 (g)	B3	1,804

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$600	First Quantum Minerals, LLC, Senior Notes, 7.25%, 05/15/22 (g)	B3	$606
400	First Quantum Minerals, LLC, Senior Notes, 7.25%, 04/01/23 (g)	B3	400
345	FMG Resources Pty. Ltd., Senior Notes, 4.75%, 05/15/22 (g)	Ba1	333
610	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 05/15/24 (g)	Ba1	579
505	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 03/15/23 (g)	Ba1	494
1,720	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	Ba2	1,561
1,225	Freeport McMoran, Inc., Senior Notes, 5.45%, 03/15/43	Ba2	1,075
1,045	HudBay Minerals, Inc., Senior Notes, 7.25%, 01/15/23 (g)	B3	1,080
1,450	HudBay Minerals, Inc., Senior Notes, 7.625%, 01/15/25 (g)	B3	1,519
1,445	New Gold Inc., Senior Notes, 6.375%, 05/15/25 (g)	B3	1,431
1,935	Ryerson Inc., Senior Secured Notes, 11%, 05/15/22 (g)	Caa1	2,141
480	Stillwater Mining Company, Senior Notes, 7.125%, 06/27/25	Ba2	424
300	Teck Resources Limited, Senior Notes, 6%, 08/15/40	Ba2	292
390	Teck Resources Limited, Senior Notes, 6.25%, 07/15/41	Ba2	388
705	TMS International Corporation, Senior Notes, 7.25%, 08/15/25 (g)	Caa1	721
1,675	Zekelman Industries, Senior Notes, 9.875%, 06/15/23 (g)	B3	1,834
			21,879
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Other Telecommunications — 1.79%
$625	Century Link Inc., Senior Notes, 7.50%, 04/01/24	B2	$644
335	Frontier Communications Corporation, Senior Notes, 8.50%, 04/01/26 (g)	B3	323
425	GTT Communications, Inc., Senior Notes, 7.875%, 12/31/24 (g)	Caa1	422
350	Level 3 Communications, Inc., Senior Notes, 5.75%, 12/01/22	B1	349
225	Level 3 Financing, Inc., Senior Notes, 5.25%, 03/15/26	Ba3	215
275	Level 3 Financing, Inc., Senior Notes, 5.375%, 05/01/25	Ba3	267
245	Zayo Group, LLC, Global Notes, 5.75%, 01/15/27 (g)	B3	241
1,555	Zayo Group, LLC, Global Notes, 6.375%, 05/15/25	B3	1,578
			4,039
Publishing — .94%
250	Harland Clarke Holdings Corporation, Senior Notes, 6.875%, 03/01/20 (g)	B1	247
935	Harland Clarke Holdings Corporation, Senior Notes, 8.375%, 08/15/22 (g)	B1	912
420	Harland Clarke Holdings Corporation, Senior Notes, 9.25%, 03/01/21 (g)	Caa1	405
570	Meredith Corporation, Senior Notes, 6.875%, 02/01/26 (g)	B3	561
			2,125
Restaurants — 1.26%
425	1011778 B.C. United Liability Company, Senior Notes, 4.625%, 01/15/22 (g)	Ba3	424
485	1011778 B.C. United Liability Company, Senior Notes, 5%, 10/15/25 (g)	B3	458

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$575	Seminole Hard Rock Entertainment Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	$581
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	B2	632
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	B2	752
			2,847
Satellites — 3.74%
445	Gogo Intermediate Holdings, LLC, Senior Notes, 12.50%, 7/01/22 (g)	B2	475
810	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B3	747
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	825
695	Intelsat Jackson Holdings Ltd., Senior Notes, 7.50%, 04/01/21	Caa2	690
1,810	Intelsat Jackson Holdings Ltd., Senior Notes, 9.50%, 09/30/22 (g)	B1	2,086
1,025	Intelsat Jackson Holdings Ltd., Senior Notes, 9.75%, 07/15/25 (g)	Caa2	1,081
520	Iridium Communications, Inc., Senior Notes, 10.25%, 04/15/23 (g)	Caa1	560
1,450	Telesat Canada 8.875%, 11/15/24 (g)	B3	1,559
440	Viasat, Inc., Senior Notes, 5.625%, 09/15/25 (g)	B3	412
			8,435
Services — 5.72%
700	Advanced Disposal Services, Inc., Senior Notes, 5.625%, 11/15/24 (g)	B3	696
440	Booz Allen Hamilton, Inc., Senior Notes, 5.125%, 05/01/25 (g)	B1	430
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$550	Brand Energy & Infrastructure Services, Inc., Senior Notes, 8.50%, 07/15/25 (g)	Caa2	$557
385	Fair Isaac Corporation, Senior Notes, 5.25%, 05/15/26 (g)	Ba2	386
215	Gartner, Inc., Senior Notes, 5.125%, 04/01/25 (g)	B1	214
655	H&E Equipment Services, Senior Notes, 5.625%, 09/01/25	B2	643
2,020	Laureate Education, Inc., Senior Notes, 8.25%, 05/01/25 (g)	Caa1	2,156
3,798	Prime Security Services Borrower, LLC, Senior Notes, 9.25%, 05/15/23 (g)	B3	4,054
950	Ritchie Bros. Auctioneers Inc., Senior Notes, 5.375%, 01/15/25 (g)	B2	924
225	Sabre GLBL, Inc., Senior Notes, 5.375%, 04/15/23 (g)	Ba2	227
480	Travelport Corporation, Senior Notes, 6%, 03/15/26 (g)	B1	484
575	United Rentals (North America), Inc., Senior Notes, 4.875%, 01/15/28	Ba3	534
200	Vantiv, LLC, Senior Notes, 4.375%, 11/15/25 (g)	B1	190
375	Waste Pro USA, Inc., Senior Notes, 5.50%, 02/15/26 (g)	B3	360
450	Weight Watchers International, Inc., Senior Notes, 8.625%, 12/01/25 (g)	B3	494
365	West Corporation, Senior Notes, 8.50%, 10/15/25 (g)	B3	334
250	Wrangler Buyer Corporation, Senior Notes, 6%, 10/01/25 (g)	Caa1	236
			12,919
Supermarkets — .71%
490	Albertsons Companies, LLC, Senior Notes, 6.125%, 01/15/24 (g)	(e)	492

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$725	Albertsons Companies, LLC, Senior Notes, 6.625%, 06/15/24	B3	$683
325	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	260
200	Albertsons Companies, LLC, Senior Notes, 8%, 05/01/31	(e)	165
			1,600
Utilities — 4.25%
535	AES Corporation, Senior Notes, 5.125%, 09/01/27	Ba1	534
400	AES Corporation, Senior Notes, 6%, 05/15/26	Ba1	414
775	DPL Inc., Senior Notes, 7.25%, 10/15/21	Ba2	837
495	NRG Energy, Inc., Senior Notes, 5.75%, 01/15/28 (g)	B1	489
1,340	NRG Energy, Inc., Senior Notes, 6.625%, 01/15/27	B1	1,377
2,795	NRG Energy, Inc., Senior Notes, 7.25%, 05/15/26	B1	2,977
1,795	TerraForm Global Operating, LLC, Senior Notes 6.125%, 03/01/26 (g)	Ba3	1,773
190	Terraform Power Operating, Senior Notes, 4.25%, 01/31/23 (g)	B1	183
290	Terraform Power Operating, Senior Notes, 5%, 01/31/28 (g)	B1	275
145	Vistra Energy Corporation, Senior Notes, 8%, 01/15/25 (g)	Ba3	156
530	Vistra Energy Corporation, Senior Notes, 8.125%, 01/30/26 (g)	Ba3	576
			9,591
Wireless Communications — 3.35%
770	MTN (Mauritius) Investments, Ltd., Senior Notes, 6.50%, 10/13/26	Ba1	770
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,000	SoftBank Group Corporation, Senior Notes, 5.125%, 09/19/27	Ba1	$926
1,000	Sprint Communications, Inc., Senior Notes, 7%, 08/15/20	B3	1,035
760	Sprint Corporation, Senior Notes, 7.25%, 09/15/21	B3	790
810	Sprint Corporation, Senior Notes, 7.625%, 03/01/26	B3	824
885	T-Mobile, USA, Inc., Senior Notes, 4%, 04/15/22	Ba2	876
515	T-Mobile, USA, Inc., Senior Notes, 4.75%, 02/01/28	Ba2	476
465	T-Mobile, USA, Inc., Senior Notes, 5.375%, 04/15/27	Ba2	455
1,175	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/26	Ba2	1,213
180	VB-S1 Issuer LLC, Senior Notes, 6.901%, 06/15/46 (g)	(e)	187
			7,552
	Total Corporate Debt Securities (Total cost of $293,123)		286,944
CONVERTIBLE DEBT SECURITIES — .13% (d)(f)
Gaming — .13%
170	Caesar's Entertainment Corporation, Senior Notes, 5%, 10/01/24	(e)	288
	Total Convertible Debt Securities (Total cost of $316)		288
BANK DEBT SECURITIES — 10.86% (d)(f)
Automotive — .42%
145	CH Hold Corp., 9.344%, 02/01/25	Caa1	147
801	Truck Hero, Inc., 5.838%, 04/21/24	B1	800
			947
Building Products — .50%
620	SIWF Holdings, Inc., 6.323%, 06/15/25	B1	622
520	SRS Distribution, Inc., 5,58%, 05/23/25	B3	512
			1,134

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
BANK DEBT SECURITIES — continued
Chemicals — .47%
$425	Consolidated Energy Finance, S.A., 4.525%, 05/7/25	Ba3	$422
642	PQ Corporation, 4.594%, 02/08/25	B2	639
			1,061
Consumer Products — .10%
172	ABG Intermediate Holdings 2, LLC, 5.594%, 09/26/24	B1	171
53	ABG Intermediate Holdings 2, LLC, Delayed Draw, 5.594%, 09/29/24	B1	53
			224
Container — .29%
650	BWAY Holding Company, Inc., 5.587%, 04/03/24	B2	647
Energy — .59%
365	Brazos Delaware II, LLC, 6.088%, 05/21/25	B2	365
650	Felix Energy LLC, 8.30%, 08/09/22, Acquisition Date 08/09/17, Cost $644 (i)(j)	(e)	644
325	Felix Energy LLC, 8.30%, 08/09/22, Unfunded Commitment, Acquisition Date 08/09/17, Cost $325 (a)(i)(j)	(e)	325
			1,334
Entertainment & Leisure — .35%
805	Delta 2 (Lux) S.A.R.L., 4.594%, 02/01/24	B2	793
Financial — .40%
600	Edelman Financial Group, 5.59%, 06/08/27	B1	599
300	Hub International Limited, 5.359%, 04/25/25	B2	298
			897
Gaming — .45%
648	Scientific Games International, Inc., 4.921%, 08/14/24	Ba3	644
385	Stars Group Holdings B.V., 5.83%, 07/28/25	B1	383
			1,027
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Healthcare — 1.20%
$520	Amneal Pharmaceuticals LLC, 5.625%, 05/04/25	B1	$518
175	MedPlast Holdings, Inc., 6.09%, 07/02/25	(e)	175
769	MPH Acquistion Holdings LLC, 5.084%, 06/07/23	B1	764
806	Wink Holdco, Inc., 5.094%, 12/02/24	B2	800
470	Wink Holdco, Inc., 8.85%, 11/03/25	Caa1	466
			2,723
Informational Technologies — 1.36%
801	Cypress Intermediate Holdings III, Inc., 5.10% 04/27/24	B2	798
159	SolarWinds Holdings, Inc., 5.094%, 02/05/24	B1	159
704	SS&C Technologies, Inc., 4.594%, 04/16/25	Ba3	703
266	SS&C Technologies Holdings Europe S.A.R.L., 4.594%, 04/16/25	Ba3	266
1,135	Uber Technologies, Inc., 6%, 04/04/25	(e)	1,137
			3,063
Manufacturing — .42%
973	Titan Acquisition Limited, 5.094%, 03/28/25	B2	957
Metals and Mining — .35%
795	Aleris International, Inc., 6.856%, 02/08/23	B3	787
Other Telecommunications — .56%
796	Cologix , Inc., 5.091%, 03/20/24	B2	796
480	GTT Communications, Inc., 4.875%, 05/31/25	B2	472
			1,268
Real Estate Investment Trust Securities — .20%
455	GGP, Inc., 4.87%, 05/04/25	Ba3	446
Retail — .28%
635	Jo-Ann Stores, Inc., 11.581%, 05/02/24	Caa1	627
Services — .78%
249	Kronos, Inc., 5.358%, 11/01/23	B2	249
320	Renaissance Holding Corp., 9.334%, 05/29/26	Caa2	318

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2018 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
BANK DEBT SECURITIES — continued
$560	Trans Union, LLC, 4.33%, 06/19/25	Ba2	$558
629	Weight Watchers International, Inc., 7.06%, 11/29/24	Ba2	635
			1,760
Wireless Communications — 2.14%
1,910	Asurion LLC, 5.33%, 11/03/23	Ba3	1,900
2,940	Asurion LLC, 8.094%, 08/04/25	B3	2,933
			4,833
	Total Bank Debt Securities (Total cost of $24,625)		24,528

Shares
PREFERRED STOCK — 2.20% (d)(f)
Energy — 1.09%

2,250	Targa Resources Corp., Series A, Convertible, 9.50%, Acquisition Date 10/26/17, Cost $2,520 (j)	(e)	2,476
Healthcare — .31%
11,350	Becton, Dickinson and Company, Series A, Convertible, 6.125%	(e)	702
Utilities — .80%
8,400	NextEra Energy, Inc., Equity Unit, 6.123%	(e)	480
4,914	Sempra Energy, Convertible, 6%	(e)	507
8,575	Vistra Energy Corporation, Tangible Equity Units, 7%	(e)	812
			1,799
	Total Preferred Stock (Total cost of $4,813)		4,977
COMMON STOCK — 1.11% (d)(f)
47,597	Caesars Entertainment Corporation, (c)		509
25,800	Constellium N.V., Class A (c)		266
13,500	Frontera Energy Corporation (c)		196
34,296	Frontera Energy Corporation (c) (CAD)		499
4,150	Liberty Broadband Corporation, Series A (c)		314
Shares		Moody's Rating (Unaudited)	Value (Note 1)
46,891	New Gold Inc., (c)		$98
10,300	T-Mobile US, Inc. (c)		615
			2,497
	Total Common Stock (Total cost of $3,782)		2,497

Principal Amount/Units
SHORT-TERM INVESTMENTS — 1.58% (d)(f)

$3,561	CHARTA, LLC, Commercial Paper Due 07/02/18, Discount of 1.947% (g)	P-1	3,561
	Total Short-Term Investments (Total cost of $3,561)		3,561
	TOTAL INVESTMENTS — 142.98% (d) (Total cost of $330,220)		322,795
	CASH AND OTHER ASSETS LESS LIABILITIES — (42.98)% (d)		(97,036)
	NET ASSETS — 100.00%		$225,759

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Non-income producing.

(d)  Percentages indicated are based on total net assets to common shareholders of $225,759.

(e) Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1 of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $186,612 as of June 30, 2018.

(h)  Perpetual security with no stated maturity date.

(i)  Level 3 in fair value hierarchy. See Note 1.

(j)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 (restricted security). Total market value of restricted securities (excluding Rule 144A securities) amounted to $3,445 or 1.53% of total net assets as of June 30, 2018.

(CAD)  Canadian Dollar

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2018 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $330,220 see Schedule of Investments and Note 1)	$322,795
CASH	2,617
RECEIVABLES:
Investment securities sold	800
Interest and dividends	5,525
PREPAID EXPENSES	42
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	274
Total assets	$332,053
Liabilities:
CREDIT AGREEMENT (Note 4)	$91,000
PAYABLES:
Investment securities purchased	14,825
Dividend on common stock	71
Interest on loan (Note 4)	169
ACCRUED EXPENSES (Note 3)	214
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	15
Total liabilities	$106,294
Net Assets	$225,759
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	239,612
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	266
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(7,187)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	(7,166)
Net Assets Applicable To Common Stock (Equivalent to $9.66 per share, based on 23,368,918 shares outstanding)	$225,759

Statement of Operations
For the Six Months Ended
June 30, 2018 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$10,074
Dividend income	137
Other income	58
Total investment income	$10,269
Expenses:
Cost of leverage:
Interest expense (Note 4)	$1,219
Loan fees (Note 4)	7
Total cost of leverage	$1,226
Professional services:
Investment Advisor (Note 3)	$556
Custodian and transfer agent	137
Legal	114
Audit	29
Total professional services	$836
Administrative:
General administrative (Note 6)	$241
Directors	151
Insurance	66
Shareholder communications	18
Miscellaneous	12
NYSE	12
Total administrative	$500
Total expenses	$2,562
Net investment income	$7,707
Realized and Unrealized Gain on Investment Activities:
Realized gain on investments and currencies, net	$359
Change in net unrealized depreciation on investments and other financial instruments	$(13,938)
Net loss on investments	$(13,579)
Net decrease in net assets resulting from operations	$(5,872)

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017
From Operations:
Net investment income	$7,707	$16,539
Realized gain on investments and currencies, net	359	5,350
Change in net unrealized appreciation (depreciation) on investments and other financial instruments	(13,938)	1,785
Net increase (decrease) in net assets resulting from operations	$(5,872)	$23,674
Distributions to Common Stockholders:
From net investment income ($.28 and $.71 per share in 2018 and 2017, respectively)	$(6,613)	$(16,522)
Total net increase (decrease) in net assets	$(12,485)	$7,152
Net Assets Applicable to Common Stock:
Beginning of period	$238,244	$231,092
End of period (Including $266 and $(660) of undistributed net investment income/(loss) at June 30, 2018 and December 31, 2017, respectively)	$225,759	$238,244

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2018	For the Years Ended December 31,
	(Unaudited)	2017	2016	2015	2014	2013
NET ASSET VALUE:
Beginning of period	$10.19	$9.89	$8.84	$10.09	$10.58	$10.49
NET INVESTMENT INCOME	.33	.71	.75	.76	.80	.83
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.58)	.30	1.06	(1.20)	(.45)	.12
TOTAL FROM INVESTMENT OPERATIONS	(.25)	1.01	1.81	(.44)	.35	.95
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.28)	(.71)	(.76)	(.81)	(.84)	(.86)
TOTAL DISTRIBUTIONS	(.28)	(.71)	(.76)	(.81)	(.84)	(.86)
NET ASSET VALUE:
End of period	$9.66	$10.19	$9.89	$8.84	$10.09	$10.58
PER SHARE MARKET VALUE:
End of period	$8.62	$9.40	$9.26	$7.66	$8,94	$9.65
TOTAL INVESTMENT RETURN†	(5.29)%	9.19%	31.68%	(5.68)%	1.02%	.73%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2018		For the Years Ended December 31,
	(Unaudited)		2017	2016	2015	2014	2013
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$225,759		$238,244	$231,092	$206,523	$235,742	$247,288
EXPENSE RATIOS:
Ratio of interest expense to average net assets	1.05	%*	.76%	.55%	.42%	.40%	.43%
Ratio of leverage expenses to average net assets	.01	%*	.01%	.01%	.01%	—	—
Ratio of operating expenses to average net assets	1.16	%*	1.14%	1.26%	1.20%	1.14%	1.23%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	2.22	%*	1.91%	1.82%	1.63%	1.54%	1.66%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.69	%*	6.92%	7.90%	7.65%	7.41%	7.82%
PORTFOLIO TURNOVER RATE	34.41%		70.11%	77.10%	71.73%	48.26%	63.65%

  (a)  Dollars in thousands.

  *  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	For the Six Months Ended June 30, 2018	As of December 31,
	(Unaudited)	2017	2016	2015	2014	2013
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$91,000,000	$91,000,000	$91,000,000	$80,000,000	$90,000,000	$100,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,481	$3,618	$3,539	$3,582	$3,619	$3,473
Credit Agreement Asset Coverage (2)	348%	362%	354%	358%	362%	347%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Six Months Ended June 30, 2018 (Unaudited)
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(104,296)
Sales of portfolio securities	109,043
Net purchases, sales and maturities of short-term securities	(3,530)
Interest and dividends received	10,661
Operating expenses paid	(2,517)
Net cash provided by operating activities	$9,361
Cash Flows From Financing Activities:
Common stock dividends	$(7,705)
Net cash used by financing activities	$(7,705)
Net Increase in Cash	$1,656
Cash at Beginning of Period	961
Cash at End of Period	$2,617
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(104,296)
Sales of portfolio securities	109,043
Net purchases, sales and maturities of short-term securities	(3,530)
Net decrease in net assets resulting from operations	(5,872)
Amortization of interest	273
Net realized gain on investments and currencies	(359)
Change in net unrealized depreciation on investments and other financial instruments	13,938
Decrease in interest and dividend receivable	119
Decrease in prepaid expenses	51
Decrease in accrued expenses and other payables	(6)
Net cash provided by operating activities	$9,361

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2018 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2018 (Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2018 (Unaudited)

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$310,791	$969	$311,760
Preferred Stock
Energy	—	2,476	—	2,476
Health Care	702	—	—	702
Utilities	1,799	—	—	1,799
Common Stock
Cable	314	—	—	314
Energy	499	196	—	695
Gaming	509	—	—	509
Metals & Mining	364	—	—	364
Wireless Communications	615	—	—	615
Short-Term Investments	—	3,561	—	3,561
Total Investments	$4,802	$317,024	$969	$322,795

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2018 (Unaudited)

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Forward Currency Exchange Contracts	$—	$263	$—	$263

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The Fund owned two Level 3 securities at June 30, 2018. They are identified on the Schedule of Investments with a footnote (i) and have a value of $969,000. The value was determined by the Valuation Committee of the Fund's investment advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation take into account the occurrence of company specific or industry events, liquidity, and other market factors. The value for Felix Energy Unfunded Commitment also takes into account whether the committed amount is funded, canceled or expired.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2017	$1,136
Net purchases/(sales)	(148)
Change in unrealized appreciation (depreciation)	7
Realized gain (loss)	(26)
Transfers to Level 3 from Level 2	—
Balance, June 30, 2018	$969

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the six months ended June 30, 2018, the Fund recognized transfers between Levels 1 and 2 totaling $196,000.

(2) Tax Matters and Distributions

At June 30, 2018, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $330,901,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $2,982,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $11,088,000. Net unrealized loss on investments for tax purposes at June 30, 2018 was approximately $8,106,000.

At December 31, 2017, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$3,607,000	Short-term	None
4,074,000	Long-term	None
$7,681,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2017, the Fund had total capital loss carryforwards of $7,681,000. For the year ended December 31, 2017, the Fund utilized $3,061,000 and $3,406,000 of short-term and long-term capital loss carryforwards. At December 31, 2017, $26,830,000 of capital loss carryforwards expired.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2017 and 2016 of approximately $16,357,000 and $17,702,000, respectively, was from ordinary income.

As of December 31, 2017, the components of distributable earnings on a tax basis were approximately:

Unrealized Gain Investments	$6,500,000
Capital Loss Carryforwards	(7,681,000)
Other Temporary Differences	(421,000)
$(1,602,000)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2018 (Unaudited)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount and premium adjustments, wash sales, defferal of late year losses, dividends payable and the recognition of unrealized loss on currency forward contracts. For the year ended December 31, 2017, the Fund incurred $257,000 of qualified late year losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2017, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$(1,097,000)
Capital in excess of par value	$(26,830,000)
Accumulated net realized loss from securities transactions	$27,927,000

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Fund's 2017 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $556,000 in management fees during the six months ended June 30, 2018. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At June 30, 2018, the fee payable to T. Rowe Price was approximately $91,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On June 30, 2018 the total amount outstanding on the loan was $91,000,000. The term of the facility has been extended to October 2018. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 2.93% and will be in effect until July 6, 2018 at which time the rate will be reset. For the six months ended June 30, 2018 the weighted average rate on the loan was approximately 2.70% and the maximum amount borrowed during the period was $91,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2018 (Unaudited)

portion of borrowings not to exceed $100,000,000. For the six months ended June 30, 2018 the Fund paid approximately $7,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2018 were approximately:

Cost of purchases	$118,799,000
Proceeds of sales or maturities	$110,089,000

(6) Related Party Transactions

The Fund paid approximately $92,500 during the six months ended June 30, 2018 to the president of the Fund for her services as an officer and employee of the Fund.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2018 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
Citibank	7/20/18	GBP	475	$627	$636	$(9)
Citibank	7/20/18	GBP	(1,577)	2,266	2,083	183
HSBC Bank	7/20/18	CAD	62	47	47	—
State Street Bank	7/20/18	CAD	(651)	520	495	25
JP Morgan	8/24/18	EUR	(273)	328	320	8
State Street Bank	8/24/18	EUR	(273)	328	320	8
State Street Bank	8/24/18	EUR	(273)	328	320	8
Bank of America	8/24/18	EUR	(273)	328	320	8
Citibank	8/24/18	EUR	(273)	328	320	8
Citibank	8/24/18	EUR	(274)	329	321	8
Citibank	8/24/18	EUR	(273)	328	320	8
HSBC Bank	8/24/18	EUR	(200)	237	234	3
HSBC Bank	8/24/18	EUR	(769)	910	902	8
HSBC Bank	8/24/18	EUR	(105)	125	123	2
HSBC Bank	8/24/18	EUR	(214)	252	250	2
Citibank	8/24/18	EUR	(566)	660	663	(3)
UBS	8/24/18	EUR	(214)	249	251	(2)
Bank of America	8/24/18	EUR	(214)	249	251	(2)
Bank of America	8/24/18	EUR	(269)	315	315	—
Bank of America	8/24/18	EUR	(269)	315	315	—
Net unrealized gain on open forward currency exchange contracts						$263

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2018 (Unaudited)

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2018 was as follows:

	Asset Derivatives June 30, 2018
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$279
	Unrealized loss on currency and forward currency exchange contracts	(16)

The effect of derivative instruments that are included on the Statement of Operations for the six months ended June 30, 2018 was as follows:

Amount of Realized Loss on Derivatives
Realized loss on investments and currencies, net
Forward currency contracts	$(215)
Change in Unrealized Appreciation on Derivatives
Change in net unrealized appreciation on investments and other financial instruments
Forward currency contracts	$359

(8) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2018.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.astfinancial.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2018

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

2

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	August 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President and Treasurer
Date:	August 30, 2018

4